EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               ---------------------------------------------------

We consent to the use in this Registration Statement on Form SB-2 of our report dated March 5, 2003, relating to the financial statements of Citadel Security Software Inc. as of and for the years ended December 31, 2002 and 2001, and to the reference to our firm under the heading "Experts" in the Prospectus.



/s/ KBA Group LLP
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Dallas, Texas
April 25, 2003


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